SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):                 March 31, 1998
                                                                  --------------


                         LOCKHART CARIBBEAN CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                               U.S. Virgin Islands
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




         333-35105                                       65-0491618
   --------------------                            ----------------------
     (Commission File                                (I.R.S. Employer
          Number)                                  Identification Number)


    No. 44 Estate Thomas
    St. Thomas,
    U.S. Virgin Islands                                    00802
   --------------------                            ----------------------
   (Address of Principal                                 (Zip Code)
    Executive Officers)


       Registrant's telephone number, including area code (340) 776-1900
                                                          --------------

Item 2.  Acquisition or Disposition of Assets.

         On March 31, 1998, Lockhart Caribbean Corporation (the "Company") completed the sale of 3.684 acres of land (the "Parcel") to Fortress Self Storage, Inc. ("Fortress"). Fortress paid the Company $2.8 million, subject to certain adjustments, for this Parcel.

         The Parcel is located in the Company's Sugar Estate Park development on the island of St. Thomas. Fortress operates a self-storage facility on the Parcel, and prior to the consummation of this transaction, Fortress ground leased the Parcel from the Company.

         On April 1 and April 7, 1998, the Company issued press releases regarding the sale of the Parcel. A copy of the Company's press releases have been filed as Exhibits 99.1 and 99.2 to this report.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not required.

         (b)      Pro forma financial information.

                  Pro forma financial statements reflecting the disposition of the Parcel are included in this report beginning on page F-1.

         (c)      Exhibits.

                  10.1 Purchase and Sale Agreement, dated as of January 8, 1998, between Sugar Estate Park, Inc. and Fortress Self Storage, Inc.

                  99.1     April 1 Press Release

                  99.2     April 7 Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 14, 1998                       LOCKHART CARIBBEAN CORPORATION



                                            By: /s/ John P. deJongh, Jr.
                                                --------------------------------
                                                John P. deJongh, Jr.
                                                President and Chief Operating
                                                Officer

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS
                                    UNAUDITED

Pro Forma Condensed Financial Statements--
         Disposition of Assets ...........................................   F-2
Pro Forma Condensed Balance Sheet as of
         December 31, 1997 ...............................................   F-3
Notes to Pro Forma Condensed Balance Sheet ...............................   F-4
Pro Forma Condensed Statement of Operations
         for the Year Ended December 31, 1997 ............................   F-5
Notes to Pro Forma Condensed Statement
         of Operations ...................................................   F-6
Non-recurring Charges or Credits .........................................   F-7

                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                              DISPOSITION OF ASSETS

                                   (Unaudited)

The following unaudited pro forma condensed financial statements of Lockhart Caribbean Corporation (the "Company") reflect the following transactions: (i) the sale of a portion of the Company's Sugar Estate Park development (3.684 acres of land) to the land lessee, Fortress Self Storage, Inc., for $2.8 million, and (ii) repayment of all outstanding debt on the Sugar Estate business park with a portion of the proceeds from the sale. The unaudited pro forma balance sheet as of December 31, 1997 shows the effects of these transactions as if they had occurred at the date of the balance sheet. The unaudited condensed statement of operations for the year ended December 31, 1997 shows the effects of these transactions as if they had occurred on January 1, 1997.

Only items with a continuing impact and of a nonrecurring nature are presented as adjustments in the preparation of the pro forma statement of operations. However, there are certain nonrecurring items resulting directly from the transactions that are material and, therefore, separately disclosed. These nonrecurring items are presented as adjustments on the pro forma balance sheet.

The pro forma condensed financial statements were prepared by the management of the Company. These pro forma condensed financial statements may not be indicative of the results that actually would have occurred if the transactions had been effected on the dates indicated or which may be obtained in the future.

                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
                  Pro Forma Condensed Balance Sheet (Unaudited)
                             As of December 31, 1997


                                                                Historical            Adjustments         Pro Forma
                                                      --------------------------------------------------------------
Assets
Operating property, net of
   accumulated depreciation                                    $32,881,963          $ (350,841)(1)       $32,531,122
Cash and cash equivalents                                          376,930           2,077,642 (2)         2,454,572
Accounts and note receivable                                       771,992             (30,365)(3)           741,627
Prepaid expenses                                                   353,975                                   353,975
Other assets                                                     1,318,720                                 1,318,720
                                                      --------------------------------------------------------------
Total assets                                                   $35,703,580          $1,696,436           $37,400,016
                                                      ==============================================================

Liabilities and Stockholders' Equity
Liabilities:
          Notes payable                                        $25,953,806          $ (737,723)(4)       $ 5,216,083
          Property taxes                                           844,460                                   844,460
          Tenant security deposits                                 388,902             (15,000)(5)           373,902
          Deferred income taxes                                    723,692             918,435 (6)         1,642,127
          Accounts payable and other
             accrued expenses                                      927,498                                   927,498
                                                      --------------------------------------------------------------
Total liabilities                                               28,838,358             165,712            29,004,070

Stockholders' Equity:
          Preferred stock, par value $0.01:
            Authorized shares 1,000,000,
            none issued
          Class A common stock, par
          value $0.01:
            Authorized shares 40,000,000,
            Issued and outstanding 6,560                               656                                       656
          Class B common stock, par
          value $0.01:
            Authorized shares 9,000,000,
            Issued and outstanding 8,663,867                        86,639                                    86,639
          Additional paid-in capital                             6,776,404                                 6,776,404
          Retained earnings                                          1,523           1,530,724 (7)         1,532,247
                                                      --------------------------------------------------------------
Total stockholders equity                                        6,865,222           1,530,724             8,395,946

                                                      --------------------------------------------------------------
Total Liabilities and stockholders' equity                     $35,703,580          $1,696,436           $37,400,016
                                                      ==============================================================

                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
                   Notes to Pro Forma Condensed Balance Sheet
                                   (Unaudited)

For purposes of determining the effect of the transactions on the Company's Condensed Balance Sheet as of December 31, 1997, the following pro forma adjustments have been made.

                                                                As of
                                                          December 31, 1997
                                                          -----------------
   (1)    Book value of disposed
          property                                            $ (350,841)

   (2)    Net cash proceeds from sale of
          property ($2,800,000 plus
          receivable of $30,365, and less
          tenant security deposit of $15,000
          and debt retirement of $737,723)                     2,077,642

   (3)    Settlement of accounts receivable
          from buyer                                             (30,365)

   (4)    Debt retirement from proceeds
          of sale of property                                   (737,723)

   (5)    Return of security deposit to
          buyer                                                  (15,000)

   (6)    Tax impact of nonrecurring gain
          on sale of property                                    918,435

   (7)    Nonrecurring gain on sale of
          property ($2,800,000 less book
          value of $350,841 and income                         1,530,724
          taxes at 37.5%)

                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
             Pro Forma Condensed Statement of Operations (Unaudited)
                      For the Year Ended December 31, 1997


                                                                Historical          Adjustments                Pro Forma
                                                      --------------------------------------------------------------------
Revenues:
          Rental                                                $4,465,945           ($242,414)(1)             $4,223,531
          Tenant reimbursements                                    476,769             (26,684)(1)                450,085
          Other operating income                                   220,065                                        220,065
                                                      -------------------------------------------------------------------
Total revenue                                                    5,162,779            (269,098)                 4,893,681

Depreciation & amortization                                      1,447,484             (10,700)(2)              1,436,784
Other operating expenses                                         3,288,687             (24,198)(3)              3,264,489
                                                      -------------------------------------------------------------------
Total operating expenses                                         4,736,171             (34,898)                 4,701,273

Operating income                                                   426,608            (234,200)                   192,408

Interest expense                                                (2,248,943)             77,835 (4)             (2,171,108)
Other income & expense                                            (121,582)                                      (121,582)
                                                      -------------------------------------------------------------------
Income (loss) before taxes                                      (1,943,917)           (156,365)                (2,100,282)

Income taxes (benefit)                                            (699,652)            (58,637)(5)               (758,289)
                                                      -------------------------------------------------------------------
Net income (loss)                                              $(1,244,265)          $ (97,728)               $(1,341,993)
                                                      ====================================================================


                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
              Notes to Pro Forma Condensed Statement of Operations
                                   (Unaudited)

For purposes of determining the effect of the transactions on the Company's Condensed Statement of Operations for the year ended December 31, 1997, the following pro forma adjustments have been made.




                                                       Year Ended
                                                   December 31, 1997
                                                   -----------------

   (1)    Loss of revenue from the property
          sold:

             Rental                                    $(242,414)
             Tenant reimbursements                       (26,684)

   (2)    Depreciation on land improve-
          ments allocated to disposed
          property                                       (10,700)

   (3)    Property taxes and other general
          maintenance expenses on
          disposed property                              (24,198)

   (4)    Interest expense reduction from
          repayment of debt on Sugar
          Estate Park development out
          of proceeds of land sale                        77,835

   (5)    Income tax benefit on cummulative
          effect of adjustments   (37.5%)                (58,637)

                 LOCKHART CARIBBEAN CORPORATION AND SUBSIDIARIES
                        Non-recurring Charges or Credits

Sale price of operating property                             $2,800,000

Book value of operating property sold                           350,841
                                                             ----------

Gain on sale of operating property                            2,449,159

Income taxes - 37.5% (1)                                        918,435
                                                             ----------

Income from sale of operating property                       $1,530,724
                                                             ==========


Notes:

------------

(1) With a tax loss carryforward of approximately $3.4 million as of December 31, 1997, the income tax provision is charged against deferred taxes rather than income tax payable and is, therefore, not a payable to the government.

                         LOCKHART CARIBBEAN CORPORATION

               Index to Exhibits to Form 8-K dated March 31, 1998

Exhibit        Description
-------        -----------


10.1 Purchase and Sale Agreement, dated as of January 8, 1998, between Sugar Estate Park, Inc. and Fortress Self Storage, Inc.

99.1           April 1 Press Release

99.2           April 7 Press Release